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     CC MASTER CREDIT CARD TRUST I - EXCESS SPREAD ANALYSIS - OCTOBER 2000

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
Card Trust                                              CVMT 95-1
Deal Size                                                $350 MM
Exp Final Pay Date                                       12/15/00


Excess Spread:
      Portfolio Yield                                     22.42%
      Less:   Blended Coupon                               6.97%
              SVC Fees                                     1.50%
              Charge-offs                                  8.50%
                                                           -----

Excess Spread:
              October                                      5.45%
              September                                    5.69%
              August                                       8.05%
                                                           -----
              3-MONTH AVG EXCESS SPREAD                    6.40%

Delinq        30 to 59 days                                2.18%
              60 to 89 days                                1.64%
              90+ days                                     2.97%

Monthly Payment Rate                                      13.45%
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